UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report **April 30, 2019**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Portfolio’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www. sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Dear Shareholders:

After a precipitous decline in December 2018, the market staged an impressive rally in the first four months of 2019. The fuel for this recovery was the move by the U.S. central bank to a much more dovish posture after its attempt to normalize interest rates was soundly rejected by the bond and stock markets. Recent economic releases have confirmed what the markets seemingly already knew; growth in the U.S. and abroad has slowed and inflation is still tame.

Small capitalization stocks, as measured by the Russell 2000® Index, lagged in the first half of fiscal 2019, gaining 6.06%, and have much more ground to recover than their large cap peers, as measured by the Russell 1000® Index, before they approach their 2018 highs. Small cap value shares, as measured by the Russell 2000® Value Index, posted a respectable 3.77% return, but were trounced by the 8.27% gain for small cap growth stocks, as measured by the Russell 2000® Growth Index.

The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) comfortably exceeded its primary benchmark, the Russell 2000® Value Index (the “Benchmark”), with a return of 7.62%.

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2018 - Jan. 31, 2019	Feb. 1, 2019 - Apr. 30, 2019	Nov. 1, 2018 - Apr. 30, 2019

ICM Small Co. Portfolio*	0.84	6.72	7.62
Russell 2000® Value Index	-0.90	4.71	3.77
Russell 2000® Index	-0.41	6.50	6.06
Russell 2000® Growth Index	0.06	8.22	8.27
Russell 1000® Index	0.51	9.43	10.00

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses from the March 1, 2019 prospectus are 0.93%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/19 is -0.20% (one year), 7.42% (annualized five year) and 15.98% (annualized 10 year).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

The Fund performed well in the recent Fed fueled rally, recovering much of the steep loss incurred since the highs of August 2018. In fact, the Fund’s holdings outperformed the benchmark in 8 of the 10 Russell economic sectors in the first half of fiscal 2019. Strong gains by the Portfolio’s Healthcare stocks, which advanced 14.0%, were the biggest contributor to this solid relative performance. The strength was broad based, but generic drug manufacturer ANI Pharmaceuticals was a major contributor, advancing 46.3%. This under the radar company is bucking the trend of other large market participants who are seeing drug pricing pressure and has an impending opportunity to break into the large market for corticotrophin, which is used to treat various autoimmune diseases.

Although they make up just 2.4% of the Portfolio, the Fund’s Consumer Staples holdings surged 44.3% in the first half, adding meaningfully to overall performance and far outpacing the 8.1% decline of the Benchmark peers. Chicken producer Sanderson Farms, which gained 54.5%, was a standout performer. We purchased these shares last fall at an historically low valuation as the stock market was pricing in an extended period of oversupply in the poultry market. This sentiment has reversed rapidly over the past few months as the threat of tariffs has waned and a swine virus in China has devastated the competing pork market.

The Portfolio’s Consumer Discretionary investments also performed well, advancing 10.9% versus a smaller 2.3% gain for the benchmark peers. Much of this outperformance was driven by solid 17.3% return in the specialty retailing subsector, and specifically a 36.8% surge in shares of auto retailer Group One Automotive.

The Portfolio also delivered solid outperformance in the Producer Durable sector, gaining 7.6% versus a 5.0% return for the Benchmark constituents. The Fund benefitted from a strong recovery in a number of capital goods providers, like Federal Signal Corporation and Atkore International, which fell to excessively low valuation levels during the indiscriminate selling that occurred last December.

We have been questioned frequently about the Fund’s substantial (10.3%) overweight of the Producer Durables sector versus the Russell 2000 Value. We would emphasize two points here. First, we are currently finding more value in this sector, particularly compared to other sectors where our cumulative underweight is comparable, namely the more defensive and interest rate sensitive Real Estate Investment Trust (REITs) and Utility sectors. This, of course, can change over time and is not a structural bias of our process and philosophy. Second, and more important, the Producer Durables sector is broad based, with several subsectors that each possesses their own economic drivers, ranging from cyclical capital goods producers to aerospace suppliers to less capital intensive and less cyclical business services providers.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Apart from the Fund’s below benchmark weight in the REIT and Utility sectors, the only significant drag on relative performance the past six months was the poor performance of the Portfolio’s regional banking shares, which gained just 0.9% compared to a 3.7% return for the benchmark constituents. We incorrectly anticipated that interest rates would rise as the Federal Reserve continued to raise the Fed Funds rate and shrink its $4 trillion balance sheet, and were surprised by the rapid flattening of the yield curve late in 2018. Unfortunately, the Fund was more weighted toward higher quality asset sensitive commercial banks that underperformed as a result of this flattening. Despite the recent underperformance, we remain focused on investing in quality banking franchises that possess above peer profitability metrics and trade at attractive valuations.

As is often the case, estimates of EPS growth for the Russell 1000® Index in 2019 have declined meaningfully since the start of the year. Combined with the strong rally in stocks, this has left the index trading at 17.1 times this year earnings projections; a reasonable valuation in light of the significant decline in interest rates over the last three months, but not particularly compelling. At this point in the economic cycle it is hard to see valuation multiples expanding much from here so further market gains will need to be driven by earnings and dividend growth. Along these lines, while we cannot ignore the flattened yield curve, there are few other signs of an impending recession. For now, the narrative for the U.S. economy is “slowing but still growing.”

As always, we appreciate your business. Please feel free to contact us with any questions or concerns.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 97.3%

	Shares	Value

CONSUMER DISCRETIONARY — 11.2%
Cooper Tire & Rubber	281,500	$8,405,590
Designer Brands, Cl A	467,100	10,392,975
El Pollo Loco Holdings*	563,000	7,195,140
Extended Stay America	612,400	10,968,084
Group 1 Automotive	145,827	11,419,712
John Wiley & Sons, Cl A	185,300	8,557,154
MDC Holdings	311,781	9,528,027
Red Robin Gourmet Burgers*	235,600	7,546,268
TRI Pointe Group*	820,150	10,702,958
Universal Electronics*	157,700	6,000,485
Winnebago Industries	141,100	4,990,707

		95,707,100

CONSUMER STAPLES — 2.9%
Edgewell Personal Care*	142,527	5,876,388
Sanderson Farms	47,800	7,247,914
TreeHouse Foods*	169,200	11,333,016

		24,457,318

ENERGY — 3.1%
Carrizo Oil & Gas*	486,529	6,237,302
Dril-Quip*	134,800	5,871,888
Earthstone Energy, Cl A*	488,900	3,275,630
McDermott International*	524,465	4,242,922
Whiting Petroleum*	261,200	7,154,268

		26,782,010

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — 33.7%
Ameris Bancorp	240,691	$8,775,594
Argo Group International Holdings	154,256	12,042,766
Banc of California	559,200	8,113,992
Boston Private Financial Holdings	421,320	4,824,114
Brandywine Realty Trust†	580,148	8,928,478
Bryn Mawr Bank	240,739	9,169,748
CatchMark Timber Trust, Cl A†	701,741	7,017,410
CenterState Bank	239,461	5,909,897
Compass Diversified Holdings(A)	425,055	7,030,410
ConnectOne Bancorp	421,800	9,207,894
Empire State Realty Trust, Cl A†	550,775	8,514,981
Enterprise Financial Services	150,501	6,402,312
First Bancorp	233,994	8,870,712
First Industrial Realty Trust†	217,600	7,674,752
First Merchants	167,719	6,150,256
Hanmi Financial	133,140	3,158,081
HomeStreet*	297,291	8,365,769
Independent Bank Group	161,500	9,205,500
James River Group Holdings	211,300	8,921,086
Jernigan Capital†	169,100	3,562,937
Kite Realty Group Trust†	700,443	11,059,995
MGIC Investment*	599,200	8,772,288
Navigators Group	90,278	6,314,043
Pacific Premier Bancorp	146,251	4,251,517
Pebblebrook Hotel Trust†	270,577	8,809,987
Physicians Realty Trust†	84,162	1,519,966
Pinnacle Financial Partners	94,109	5,464,910
PRA Group*	299,100	8,410,692
QTS Realty Trust, Cl A†	261,500	11,859,025
Sandy Spring Bancorp	222,100	7,749,069
Seacoast Banking Corp of Florida*	350,602	9,943,073
Simmons First National, Cl A	416,844	10,583,669
Sterling Bancorp	482,400	10,333,008
Texas Capital Bancshares*	106,400	6,887,272
TriCo Bancshares	208,937	8,338,676
UMH Properties†	472,200	6,634,410
Union Bankshares	242,600	8,854,900

		287,633,189

HEALTH CARE — 5.3%
ANI Pharmaceuticals*	112,800	8,006,544
Cross Country Healthcare*	388,200	2,736,810
Ensign Group	164,270	8,463,190
NextGen Healthcare*	535,616	10,064,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
NuVasive*	113,600	$6,884,160
Providence Service*	129,000	8,556,570

		44,711,499

MATERIALS & PROCESSING — 7.3%
Belden CDT	194,572	10,808,475
Greif, Cl A	175,100	6,919,952
Innophos Holdings	245,187	7,892,570
Landec*	338,900	3,561,839
Minerals Technologies	137,686	8,642,550
Neenah	57,205	3,881,359
Orion Engineered Carbons	296,000	5,999,920
Quanex Building Products	435,171	7,276,059
US Concrete*	152,800	7,201,464

		62,184,188

PRODUCER DURABLES — 21.0%
ABM Industries	313,900	11,918,783
Actuant, Cl A	320,443	8,196,932
Advanced Energy Industries*	197,200	11,390,272
Albany International, Cl A	105,671	7,816,484
Astec Industries	200,000	6,742,000
Atkore International Group*	418,009	10,349,903
Brady, Cl A	120,034	5,856,459
CBIZ*	404,311	7,807,245
Conduent*	701,900	9,005,377
Dycom Industries*	153,300	7,602,147
Federal Signal	399,700	11,499,369
Granite Construction	207,830	9,329,489
Heartland Express	137,493	2,705,862
ICF International	153,564	11,958,029
Kaman	137,546	8,515,473
Knoll	422,500	9,227,400
MYR Group*	237,410	8,582,371
Regal Beloit	99,256	8,444,700
Saia*	93,700	6,033,343
SP Plus*	232,719	8,033,460
Werner Enterprises	253,900	8,505,650

		179,520,748

TECHNOLOGY — 10.1%
Applied Optoelectronics*	190,591	2,386,199
Benchmark Electronics	376,400	10,174,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — continued
FormFactor*	453,693	$8,597,483
Knowles*	680,200	12,842,176
Methode Electronics	392,154	11,572,465
NetScout Systems*	341,200	10,031,280
Perficient*	403,900	11,890,816
Progress Software	189,674	8,651,031
Rudolph Technologies*	85,542	2,069,261
Verint Systems*	133,200	8,043,948

		86,258,751

UTILITIES — 2.7%
El Paso Electric	143,500	8,769,285
IDACORP	57,364	5,680,183
Spire	100,700	8,477,933

		22,927,401

TOTAL COMMON STOCK

(Cost $740,702,200)		830,182,204

WARRANTS — 0.0%

	Number of Warrants	Value
SAExploration Holdings, Ser A, Expires 08/01/2021* (B)	2,784	—
SAExploration Holdings, Ser B, Expires 08/01/2021* (B)	2,784	—

TOTAL WARRANTS

(Cost $–)		—

SHORT-TERM INVESTMENT — 3.0%

	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A

2.270%, (C) (Cost $25,719,139)	25,719,139	25,719,139

TOTAL INVESTMENTS— 100.3%
(Cost $766,421,339)		$855,901,343

Percentages are based on Net Assets of $853,701,331.
*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
†	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2019 was $7,030,410 or 0.8% of Net Assets.
(B)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of April 30, 2019 was $0 and represented 0.0% of net assets.

(C)	The rate shown is the 7-day effective yield as of April 30, 2019.

Cl — Class

Ser — Series

The following is a list of the inputs used as of April 30, 2019 when valuing the Portfolio’s investments:

Investments in Securities	Level 1	Level 2	Level 3*	Total
Common Stock	$830,182,204	$—	$—	$830,182,204
Warrants	—	—	—	—
Short-Term Investment	25,719,139	—	—	25,719,139

Total Investments in Securities	$855,901,343	$—	$—	$855,901,343

*	Portfolio investment in warrants is considered Level 3.

Amounts designated as “—“are either not applicable, $0 or have been rounded to $0.

For the six months ended April 30, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2019, there were Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the period.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $766,421,339)	$855,901,343
Receivable for Investment Securities Sold	378,379
Receivable for Capital Shares Sold	248,148
Dividends and Interest Receivable	236,939
Prepaid Expenses	9,860

Total Assets	856,774,669

Liabilities:
Payable for Investment Securities Purchased	2,016,463
Payable to Investment Adviser	481,505
Shareholder Servicing Fees Payable	278,892
Payable for Capital Shares Redeemed	170,429
Payable to Administrator	40,827
Payable to Trustees	4,342
Chief Compliance Officer Fees Payable	2,100
Other Accrued Expenses	78,780

Total Liabilities:	3,073,338

Net Assets	$853,701,331

Net Assets Consist of:
Paid-in Capital	$742,115,912
Total distributable earnings	111,585,419

Net Assets	$853,701,331

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	29,758,540

Net Asset Value, Offering and Redemption Price Per Share	$28.69

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$5,440,403
Less: Foreign Taxes Withheld	(6,600)

Total Investment Income	5,433,803

Expenses
Investment Advisory Fees	2,665,035
Administration Fees	235,529
Trustees’ Fees	8,200
Chief Compliance Officer Fees	2,907
Shareholder Servicing Fees	596,989
Transfer Agent Fees	46,197
Printing Fees	18,844
Legal Fees	16,353
Custodian Fees	15,516
Registration and Filing Fees	12,539
Audit Fees	8,926
Other Expenses	17,461

Total Expenses	3,644,496

Less: Fees Paid Indirectly (See Note 4)	(212)
Net Expenses	3,644,284

Net Investment Income	1,789,519

Net Realized Gain on Investments	21,427,181

Net Change in Unrealized Appreciation on Investments	35,312,373

Total Net Realized and Unrealized Gain on Investments	56,739,554

Net Increase in Net Assets Resulting from Operations	$58,529,073

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Operations:
Net Investment Income	$1,789,519	$1,269,413
Net Realized Gain on Investments	21,427,181	103,707,517
Net Change in Unrealized Appreciation/ (Depreciation) on Investments	35,312,373	(129,524,005)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,529,073	(24,547,075)

Distributions:	(101,773,860)	(56,047,880)

Capital Share Transactions:
Issued	139,203,627	65,868,512
In Lieu of Cash Distributions	100,516,688	55,496,747
Redeemed	(81,332,387)	(70,541,125)

Net Increase in Net Assets from Capital Share Transactions	158,387,928	50,824,134

Total Increase (Decrease) in Net Assets	115,143,141	(29,770,821)

Net Assets:
Beginning of Period	738,558,190	768,329,011

End of Period	$853,701,331	$738,558,190

Share Transactions:
Issued	5,040,939	1,876,709
In Lieu of Cash Distributions	4,215,456	1,662,953
Redeemed	(2,921,157)	(2,043,666)

Net Increase in Shares Outstanding from Share Transactions	6,335,238	1,495,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

				Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Year or Period

	Six Months	Year ended October 31,
	Ended April 30, 2019 (Unaudited)	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$31.53	$35.04	$27.27	$28.15	$34.94	$36.60

Income from Operations:

Net Investment Income*	0.07	0.06	0.06	0.11	0.11	0.09
Net Realized and Unrealized Gain (Loss)	1.44	(1.00)	8.61	1.99	0.10(1)	1.98

Total from Operations	1.51	(0.94)	8.67	2.10	0.21	2.07

Dividends and Distributions:

Net Investment Income	(0.04)	(0.09)	(0.03)	(0.10)	(0.08)	(0.14)

Net Realized Gain	(4.31)	(2.48)	(0.87)	(2.88)	(6.92)	(3.59)

Total Dividends and Distributions	(4.35)	(2.57)	(0.90)	(2.98)	(7.00)	(3.73)

Net Asset Value, End of Period	$28.69	$31.53	$35.04	$27.27	$28.15	$34.94

Total Return†	7.62%	(3.06)%	32.07%	8.79%	0.47%	6.21%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$853,701	$738,558	$768,329	$772,925	$948,137	$1,120,433
Ratio of Expenses to Average Net Assets(2)	0.96%**	0.93%	0.95%	0.95%	0.94%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.47%**	0.16%	0.17%	0.41%	0.37%	0.26%
Portfolio Turnover Rate	20%^	31%	30%	32%	27%	24%

*	Per share calculations were performed using average shares for the period.
**	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 Funds. The financial statements herein are those of the ICM Small Company Portfolio (the “Fund”). The Fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund, a diversified Portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000 Value Index at the time of purchase. The Fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates —The Fund is an investment company as defined in U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)),

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund utilizes a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain.

As of the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Fund and/ or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The

Fund’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by the U.S. Securities and Exchange Commission (the “SEC”) regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2019, the Fund paid $235,529 for these services.

The Trust and the Distributor are parties to a Distribution Agreement (the “Agreement”). The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

The Fund may earn cash management credits which can be used to offset transfer agent expenses. For the six months ended April 30, 2019, the Fund earned credits of $212 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by BrightSphere Investment Group plc. (“BSIG”) and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2019, the Fund made purchases of $205,135,453 and had sales of $147,799,444 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2018	$6,146,697	$49,901,183	$56,047,880
2017	1,650,909	18,593,538	20,244,447

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$20,852,803
Undistributed Long-Term Capital Gains	80,108,495
Net Unrealized Appreciation	53,868,890
Other Temporary Differences	18

Total Distributable Earnings	$154,830,206

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to partnership basis adjustments and wash sales which cannot be used for Federal income tax purposes currently and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at April 30, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 766,421,339	$ 134,433,095	$ (44,953,091)	$ 89,480,004

8. Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Foreign Securities Risk – The Fund’s investments in American Depository Receipts (“ADR”) are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At April 30, 2019, 55% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earning on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2018 to April 30, 2019).

The table below illustrates your Fund’s costs in two ways.

•

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,076.20	0.96%	$4.94
Hypothetical 5% Return	1,000.00	1,020.00	0.96	4.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2019 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019